EXHIBIT 10.11
                                                                   -------------

                       SECOND AMENDMENT TO LOAN AGREEMENT

         This Second Amendment to Loan Agreement ("Agreement") is entered into by and among Marc Sherman ("Sherman"), Edward L. Cummings ("Cummings"), David A. Loppert ("Loppert"), Carl C. Saracino ("Saracino"), Michael P. Sheerr ("Sheerr") and WindsorTech, Inc., a Delaware corporation (the "Company"), on and as of February 28, 2003. Sherman, Cummings, Loppert, Saracino and Sheerr are sometimes hereinafter referred to, individually, as a "Shareholder" or "Lender" and, collectively, as the "Shareholders" or "Lenders".

         WHEREAS, Sherman, Cummings, Loppert, Saracino and Sheerr severally own an aggregate of 11,500,000 shares of the capital stock of the Company (the "Shares"), representing approximately 77% of all outstanding Shares;

         WHEREAS, on and as of April 24, 2002 Sherman, Cummings, Loppert, Saracino and Sheerr each severally agreed to lend $110,000.00 to the Company, (individually, a "Loan" and collectively, the "Loans"), for an aggregate of $550,000.00; and

         WHEREAS, by Amendment to Loan Agreement dated as of September 30, 2002, the Lenders extended the maturity date of the Loans to January 31, 2004; and

         WHEREAS, the parties hereto wish to further extend the maturity date of $100,000.00 of each Loan ($500,000.00 of the Loans in the aggregate) on the terms and conditions hereafter set forth.

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

         1. Except as set forth below, the Loan Agreement dated on and as of April 24, 2002, and all attachments and exhibits thereto shall remain as written and continue in full force and effect.

         2. The Loans are evidenced by the Company's Promissory Notes in the form attached to the Loan Agreement as Exhibits A-1, A-2, A-3, A-4 and A-5 (individually, a "Note" and collectively, the "Notes"). The Company's obligation to repay the Loans have been secured by the grant of a security interest in all of the Company's assets pursuant to the Security Agreement in the form attached to the Loan Agreement as Exhibit B (the "Security Agreement"). The Lenders agreed to allocate the collateral covered by the Security Agreement amongst themselves in accordance with the Intercreditor Agreement attached to the Loan Agreement as Exhibit C (the "Intercreditor Agreement").


         3. Anything herein or in any of the Notes or the Security Agreement to the contrary notwithstanding, each Lender hereby irrevocably and unconditionally agrees to extend the Maturity Date of the Note (as defined in the Note) on One Hundred Thousand Dollars and no/100 cents ($100,000.00) of the principal amount of each Note to January 31, 2005, at which time the then outstanding principal amount of the Notes, together will all accrued and unpaid interest thereon, will then be due and payable.

         4. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, successors and assigns.




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         5. This  Agreement  may be entered into in any number of  counterparts, each of which shall be deemed to be an original.

         6. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

         7. This Agreement constitutes the full and complete expression of the agreement and understanding of the parties hereto with the respect to the subject matter hereof.

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement on and as of the date first above written.


[CORPORATE SEAL]                             WINDSORTECH, INC.
ATTEST:

         /s/ David A. Loppert                By       /s/ Marc Sherman
         -------------------------                 -----------------------------
         Secretary                                    President

WITNESS:

         /s/ David A. Loppert                         /s/ Marc Sherman
         -------------------------                 -----------------------------
                                                      Marc Sherman
WITNESS:

         /s/ Genny Vargas                             /s/ Edward L. Cummings
         -------------------------                 -----------------------------
                                                      Edward L. Cummings
WITNESS:

         /s/ Marc Sherman                             /s/ David A. Loppert
         -------------------------                 -----------------------------
                                                      David A. Loppert
WITNESS:

         /s/ Genny Vargas                             /s/ Carl C. Saracino
         -------------------------                 -----------------------------
WITNESS:                                              Carl C. Saracino


         /s/ Genny Vargas                             /s/ Michael P. Sheerr
         -------------------------                 -----------------------------
WITNESS                                               Michael P. Sheerr





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